UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2004

Commission File No. 001-12392

NDCHealth Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	58-0977458
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

NDC Plaza, Atlanta, Georgia	30329-2010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 728-2000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 22, 2004, NDCHealth Corporation (the “Company”) issued a press release which is filed herewith as Exhibit 99.1 and incorporated in this Item 5.02 (b) by reference.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1     Press release dated September 22, 2004, announcing a change in the Company’s senior management.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NDCHealth Corporation
(Registrant)

By:	/s/ James W. FitzGibbons
James W. FitzGibbons
Vice President and Chief Accounting Officer

Date: September 22, 2004

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